UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2014

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	001-34144	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On June 6, 2014, the annual meeting of shareholders (the “Annual Meeting”) of Cubic Energy, Inc. (the “Company”) was held.  At the Annual Meeting, the Company’s shareholders voted on three proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on May 9, 2014.

Proposal One.  Six directors were elected to serve until the Company’s next annual meeting and until their respective successors have been elected and qualified.  The vote for such directors was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Calvin A. Wallen, III	78,242,736	15,683,418	33,435,597
Gene C. Howard	77,954,448	15,971,706	33,435,597
Bob L. Clements	77,941,998	15,984,156	33,435,597
Jon S. Ross	77,958,352	15,967,802	33,435,597
David B. Brown	77,958,252	15,967,902	33,435,597
Paul R. Ferretti	77,958,152	15,968,002	33,435,597

Proposal Two.  The shareholders approved an amendment to the Company’s Amended and Restated Certificate of Formation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
106,969,427	20,357,092	35,232	0

Proposal Three.  The proposal to approve, on an advisory basis, named executive officer compensation was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
77,029,609	16,870,438	26,107	33,435,597

Item 7.01                                           Regulation FD Disclosure.

A copy of material used in a presentation at the Annual Meeting is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.  This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward Looking Statements

This Current Report and the exhibit furnished herewith contain forward-looking statements.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements.  More information about the Company and various risks related to the Company are detailed in the Company’s most recent annual report on Form 10-K for the fiscal year ended June 30, 2013.  The Company does not undertake an obligation to update forward-looking statements.

Item 9.01                                           Exhibits and Financial Statements.

(d)                                 Exhibits

99.1                        Annual Meeting Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2014	CUBIC ENERGY, INC.

	By:	/s/Jon S. Ross
Jon S. Ross, Executive Vice President and Secretary